Exhibit 99.1

Strive Announces Closing of Upsized & Oversubscribed Follow-On Offering of SATA Stock and Concurrent Exchange of Semler Notes

DALLAS, TX—(GLOBE NEWSWIRE)— January 28, 2026—Strive, Inc. (Nasdaq: ASST; SATA) (“Strive” or the “Company”) today announced the closing of its follow-on offering (the “offering”) of 1,320,000 shares of Strive’s Variable Rate Series A Perpetual Preferred Stock (the “SATA Stock”), at a public offering price of $90 per share.

The Company announced over $600 million in demand for the SATA Stock from the follow-on offering and upsized the initial $150 million target raise to $225 million, when taken together with the concurrent privately negotiated notes exchanges described below. As described below, the Company has now retired $110 million of the $120 million aggregate principal amount of debt the Company assumed from the Semler Scientific, Inc. (“Semler Scientific”) acquisition. The Company also announced its intention to retire the remaining $10 million of such debt by April 2026. The substantial demand for digital credit by institutional investors sets Strive ahead of its target to meet the previously announced intentions to retire the debt within 12 months of the close of the Semler Scientific acquisition – retiring approximately 92% of the debt in under two weeks, with intentions for complete retirement in under four months.

An aggregate of $90 million of the $100 million aggregate principal amount of outstanding 4.25% Convertible Senior Notes due 2030 (the “Semler Convertible Notes”) issued by Semler Scientific and guaranteed by Strive pursuant to an indenture, dated as of January 28, 2025, between Semler Scientific and U.S Bank Trust Company, National Association, as trustee (the “Trustee”), as amended by a supplemental indenture, dated January 16, 2026, by and among Semler Scientific, Strive and the Trustee were retired in an exchange for approximately 930,000 shares of SATA Stock. The Company used a portion of the cash proceeds from the offering of SATA Stock to retire the legacy Semler Scientific $20 million loan with Coinbase Credit Inc. (the “Coinbase Loan”). Following the retirement of the Coinbase Loan, 100% of Strive’s Bitcoin holdings are unencumbered.

“Strive continues to demonstrate leading execution in managing a world-class, Bitcoin-powered treasury, retiring over 90% of the Semler legacy debt just 11 days after closing the Semler acquisition, with intentions to retire the remaining debt by April,” said Matt Cole, Chairman & CEO. “By quickly returning to a preferred equity–only amplification structure, we are putting our money where our mouth is in our belief that the optimal way to finance the amplification of Bitcoin is by appropriately matching the long-duration nature of Bitcoin with long-duration financing.”

Strive also announced it has acquired 333.89 Bitcoin at an average price of $89,851 and now holds 13,131.82 Bitcoin as of January 28, 2026. Strive is now the tenth largest public corporate holder of Bitcoin globally. Strive has an amplification ratio of 37.2% with 97.7% coming from our preferred equity. Amplification ratio is calculated by taking the total sum of debt and notional preferred outstanding and dividing it by the total market value of our bitcoin held. As of today, Strive’s quarter-to-date Bitcoin yield is 21.17%. Bitcoin yield represents the percentage growth of a company’s bitcoin exposure per common share over a period of time.

“The successful completion of this oversubscribed SATA follow-on offering reflects robust and growing investor demand for digital credit and highlights the Strive team’s disciplined, fast-paced execution of our corporate strategy,” said Ben Werkman, Chief Investment Officer of Strive. “In just over four months, Strive has scaled from zero Bitcoin to become a top-10 publicly traded holder of Bitcoin.”

About Strive

Strive is the first publicly traded asset management Bitcoin treasury company. Strive is focused on increasing Bitcoin per share to outperform Bitcoin over the long run. Strive holds approximately 13,131.82  bitcoin as of January 28, 2026.

Since launched its first ETF in August 2022, Strive Asset Management, LLC, a direct, wholly owned subsidiary of Strive and an SEC-registered investment adviser, has grown to manage over $2.3 billion in assets.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this press release may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 175 promulgated thereunder, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and Rule 3b-6 promulgated thereunder, which statements involve inherent risks and uncertainties. Examples of forward-looking statements include, but are not limited to, statements regarding the outlook and expectations of Strive and Semler Scientific, Inc. (“Semler Scientific”), respectively, with respect to the merger transaction (the “merger transaction”), the strategic benefits and financial benefits of the merger transaction, including the expected impact of the merger transaction on the combined company’s future financial performance, the ability to successfully integrate the combined businesses, the anticipated use of any proceeds from the offering, the terms of the securities being offered and the Company’s intentions with respect to adjusting the SATA Stock monthly regular dividend rate per annum. Such statements are often characterized by the use of qualified words (and their derivatives) such as “may,” “will,” “anticipate,” “could,” “should,” “would,” “believe,” “contemplate,” “expect,” “estimate,” “continue,” “plan,” “project,” “predict,” “potential,” “assume,” “forecast,” “target,” “budget,” “outlook,” “trend,” “guidance,” “objective,” “goal,” “strategy,” “opportunity,” and “intend,” as well as words of similar meaning or other statements concerning opinions or judgment of Strive, Semler Scientific or their respective management about future events. Forward-looking statements are based on assumptions as of the time they are made and are subject to risks, uncertainties and other factors that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence, which could cause actual results to differ materially from anticipated results expressed or implied by such forward-looking statements as a result of various important factors. Other risks, uncertainties and assumptions, including, among others, the following:

•	the outcome of any legal proceedings that may be instituted against Strive or Semler Scientific or the combined company;

•
the possibility that the anticipated benefits of the merger transaction, including anticipated cost savings and strategic gains, are not realized when expected or at all, including as a result of changes in, or problems arising from, implementation of Bitcoin treasury strategies and risks associated with Bitcoin and other digital assets, general economic and market conditions, interest and exchange rates, monetary policy, and laws and regulations and their enforcement;

•	the diversion of management's attention from ongoing business operations and opportunities;

•	dilution caused by Strive's issuance of additional shares of its Class A common stock in connection with the merger transaction;

•
potential adverse reactions of Strive's or Semler Scientific's customers or changes to business or employee relationships, including those resulting from the announcement or completion of the merger transaction; and

•	other factors that may affect future results of Strive, Semler Scientific or the combined company.

These factors are not necessarily all of the factors that could cause the combined company’s actual results, performance or achievements to differ materially from those expressed in or implied by any of the forward-looking statements. Other factors, including unknown or unpredictable factors, also could harm the combined company’s results.

Although Strive believes that its expectations with respect to forward-looking statements are based upon reasonable assumptions within the bounds of its existing knowledge of its business and operations, there can be no assurance that actual results of Strive will not differ materially from any projected future results expressed or implied by such forward-looking statements. Additional factors that could cause results to differ materially from those described above can be found in Strive’s Annual Report on Form 10-K, Strive’s Form S-4 filed on August 6, 2025 and October 10, 2025, under the “Supplementary Risk Factors” filed as an exhibit to Strive’s Current Report on Form 8-K filed with the SEC on September 24, 2025, Semler Scientific’s most recent annual report on Form 10-K for the fiscal year ended December 31, 2024 and quarterly reports on Form 10-Q, and other documents subsequently filed by Strive and Semler Scientific with the SEC.

The actual results anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Strive or its businesses or operations. Investors are cautioned not to rely too heavily on any such forward-looking statements. Forward-looking statements contained in this press release speak only as of the date hereof, and Strive and Semler Scientific undertake no obligation to update or clarify these forward-looking statements, whether as a result of new information, future events or otherwise, except to the extent required by applicable law.

No Offer or Solicitation

This press release is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, such registration requirements. This press release also shall not constitute an offer to purchase, a solicitation of an offer to sell, or a notice of redemption with respect to the Semler Convertible Notes.

Strive Media Contact:
media@strive.com

Investor Contact:
ir@strive.com

Source: Strive, Inc.